Exhibit 10.17

                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT
                          DATED AS OF November 30, 2001
                                   BETWEEN THE
                             ESTATE OF M. P. McLEAN
                                    AS LENDER
                                       AND
                              TRAILER BRIDGE, INC.
                                   AS BORROWER

This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT is dated as of December 31, 2001 and amends the LOAN AND SECURITY AGREEMENT dated November 30, 2001 and agreed to by and between TRAILER BRIDGE, INC., a Delaware corporation ("Borrower") and the Estate of Malcom P. McLean ("Lender").

                                    RECITALS

A. Borrower desires to increase the borrowings from Lender to $3,000,000 and Lender is willing to increase the maximum amount hereunder to $3,000,000 in accordance with the terms of this Agreement.

B. Borrower has granted a mortgage in favor of Lender in the form attached to Schedule C hereto.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree to amend the LOAN AND SECURITY AGREEMENT dated November 30, 2001 as follows:

SCHEDULE A DEFINITIONS

1. "Maximum Amount" is deleted in its entirety and replaced with

"Maximum Amount" shall mean $3,000,000.

2. "Loan Documents" is amended by adding the Mortgage attached hereto on Schedule C after "the Notes,".

3. "Permitted Encumbrances" is amended by deleting "and (iv) Liens in favor of Lender securing the Obligations" and replacing it with (iv) Mortgage and Security Agreement dated the 18th day of April , 1996 in favor of First Union National Bank of Florida and (v) Liens in favor of Lender securing the Obligations".

4. The following definition is added:

"Obligations" shall mean amounts due under the Note and any other amounts due hereunder.

IN WITNESS WHEREOF, this Loan and Security Agreement has been duly executed as of the date first written above.

                                 TRAILER BRIDGE, INC.


                                  By: __________________________
                                      Name: Mark Tanner
                                      Title: Chief Financial Officer

                                 ESTATE OF MALCOM P. McLEAN


                                 By: _________________________
                                     Name: John D. McCown
                                     Title: Co-Executor

                                 By: _________________________
                                     Name: F. Duffield Meyercord
                                     Title: Co-Executor

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